RYDEX SERIES FUNDS

                    Supplement dated December 27, 2005 to the
           Rydex Series Funds Investor and H-Class Shares Prospectus,
                     Advisor and H-Class Shares Prospectus,
                   A-Class and C-Class Shares Prospectus, and
                       Statement of Additional Information
                              Dated August 1, 2005


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT SUPPLEMENTS INFORMATION CONTAINED IN THE RYDEX SERIES FUNDS PROSPECTUSES (THE
"PROSPECTUSES") AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") LISTED ABOVE AND SHOULD BE READ IN CONJUNCTION WITH THOSE PROSPECTUSES AND SAI.

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On December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that may cause certain income from commodity-linked swaps in which the Commodities Fund invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling would limit the extent to which the Fund may invest in such commodity-linked swaps or certain other commodity-linked derivatives after June 30, 2006 to a maximum of 10 percent of its gross income.

Absent contrary tax guidance from the Internal Revenue Service, Rydex Investments (the "Advisor") believes it can continue to operate the Fund in a manner consistent with both the Revenue Ruling and the Fund's current investment objective by using (i) alternative investments and/or (ii) alternative structures within the Fund. The Advisor believes that these changes can be made prior to June 30, 2006. The use of alternative investments and structures may negatively affect the Fund's investment return.

UNDER THE HEADING "MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK--PRINCIPAL RISKS OF INVESTING IN THE FUNDS," ON PAGE 108 OF THE INVESTOR AND H-CLASS SHARES PROSPECTUS, PAGE 112 OF THE ADVISOR AND H-CLASS SHARES PROSPECTUS, AND PAGE 125 OF THE A-CLASS AND C-CLASS SHARES PROSPECTUS, THE SECTION "TAX RISK (COMMODITIES
FUND)" HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING DISCLOSURE:

TAX RISK (COMMODITIES FUND) - As noted above, the Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must derive at least 90 percent of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. The status of swap contracts and other commodity-linked derivative instruments as qualifying income has previously been uncertain; however, on December 16, 2005, the Internal Revenue Service issued a Revenue Ruling that may cause certain income from commodity-linked swaps in which the Fund invests to not be considered qualifying income after June 30, 2006. As a result, after June 30, 2006, the Fund's investment in commodity-linked swaps and certain other commodity-linked derivatives might be limited to a maximum of 10 percent of its gross income.

The Revenue Ruling has no immediate impact on the current operations of the Fund and will not affect the ability of the Fund to qualify as a RIC for tax purposes for periods through June 30, 2006. The Advisor will explore a range of alternatives that may possibly enable the Fund to continue to qualify as a RIC after June 30, 2006, including using its current investment techniques. However, it is not known what alternatives, if any, may be available to ensure continued qualification after June 30, 2006. If the Fund is unable to ensure continued qualification using its current investment techniques, the Fund may be required to change its investment objective, policies or techniques, or cease operations. To the extent the Fund is limited in its ability to invest in commodity-linked swaps, shareholders of the Fund may be subject to the risk of diminished investment returns. See "Tax Information."

UNDER THE HEADING "DIVIDENDS, DISTRIBUTIONS, AND TAXES--SPECIAL TAX CONSIDERATIONS," ON PAGE 112 OF THE SAI, THE SECTION "COMMODITIES FUND" HAS BEEN DELETED AND REPLACED WITH THE FOLLOWING DISCLOSURE:

COMMODITIES FUND. One of the requirements for qualification as a regulated investment company (a "RIC") under Subchapter M of the Code is that a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income"). As described in the Prospectuses, the Fund currently gains most of its exposure to the commodities markets by entering into swap agreements on a commodities index, and may invest in other commodity-linked derivative instruments, including options, futures contracts, options on futures contracts and commodity-linked structured notes.

The status of the swap contracts and other commodity-linked derivative instruments under tests to qualify as a regulated investment company under Subchapter M of the Code was previously uncertain. On December 16, 2005, the Service issued a Revenue Ruling that would cause certain income from commodity-linked swaps in which the Fund invests to not be considered qualifying income after June 30, 2006. The Revenue Ruling has no immediate impact on the current operations of the Fund and will not affect the ability of the Fund to qualify as a RIC for tax purposes for periods through June 30, 2006.

The Advisor will explore a range of possible alternatives that may possibly enable the Fund to continue to qualify as a RIC after June 30, 2006, including using its current investment techniques. However, it is not known what alternatives, if any, may be available to ensure continued qualification after June 30, 2006.

If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund's earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholders of the Fund, would be subject to diminished investment returns.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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